Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 13,122	$ 10,525
Value-added and excise taxes	5,236	4,544
Other taxes	691	622
Material tax net	$ 19,049	$ 15,691